Financial instruments disclosures	6 Months Ended
Jun. 30, 2020
Disclosure of detailed information about financial instruments [abstract]
Financial instruments disclosures
Financial instruments disclosures
Except where stated, the information given below relates to the financial instruments of the parent companies and their subsidiaries and joint operations, and excludes those of equity accounted units.
Fair values disclosure of financial instruments
The carrying amounts and fair values of all of the Group’s financial instruments which are not carried at an amount which approximates their fair value at 30 June 2020 and 31 December 2019 are shown in the following table. The fair values of the Group's cash and loans to equity accounted units approximate their carrying values as a result of their short maturity or because they carry floating rates of interest.

	30 June 2020		31 December 2019
	Carrying value US$m	Fair value US$m	Carrying value US$m	Fair value US$m
Current borrowings and bank overdrafts	(313)	(313)	(720)	(720)
Non-current borrowings	(12,291)	(14,413)	(12,086)	(13,958)
Total	(12,604)	(14,726)	(12,806)	(14,678)

Borrowings with a carrying value of US$7.5 billion (31 December 2019: US$7.7 billion) relate to listed bonds. These have a fair value of US$9.2 billion (31 December 2019: US$9.1 billion) calculated using level 1 observable market price inputs.

Borrowings with a carrying value of US$4.2 billion (31 December 2019: US$4.2 billion) relate to Oyu Tolgoi project finance and have a fair value of US$4.7 billion (31 December 2019: US$4.7 billion). We use different valuation inputs for the pre-and post-completion phases to reflect Rio Tinto’s completion support guarantee during the pre-completion phase. To measure the fair value of the project finance pre-completion our valuation input includes market yield over the pre-completion period, the variability of which we consider a reasonable indicator of fair value movements on amounts outstanding under the project finance facility. Post-completion, we estimate the fair value with reference to the annual interest rate on each tranche of the facility, and after considering factors that could indicate a change in the credit assessment of Oyu Tolgoi LLC as a counterparty to project finance. These factors include in-country risk relating to the Oyu Tolgoi project, and the assumed date of transition from pre-completion to post-completion. These valuation inputs are considered to be level 3. Transition from pre-completion to post-completion is determined by a set of tests for both completion of physical infrastructure and the ability to extract and process ore of defined grades over a defined period.

The remaining borrowings have a fair value measured by discounting estimated cash flows with an applicable market quoted yield and are categorised as level 2 in the fair value hierarchy.

New interest rate swaps and debt maturity
During the six months to 30 June 2020 we have entered into US$1.5 billion of interest rate swaps to convert the remaining fixed Alcan debt to floating interest rates. This is in accordance with our floating interest rate policy. We have put these swaps into fair value hedge relationships with the respective tranches of debt.

The main sources of ineffectiveness for the Group's fair value hedges include changes in the timing of the cash flows of the hedging instrument compared to the underlying hedged item, and changes in the credit risk of parties to the hedging relationships. The total ineffectiveness recorded in the income statement by the Group is not material.

At 30 June 2020 the fair value of our interest rate and cross currency interest rate swaps are US$444 million (31 December 2019: US$151 million) asset and US$281 million (31 December 2019: US$298 million) liability, respectively. These are included within 'Other financial assets' and 'Borrowings and Other financial liabilities'.
Financial instruments disclosures (continued)

The effective interest rate of our borrowings, impacted by swaps, are summarised below. All nominal values are fully hedged unless otherwise stated:

Borrowings in a hedge relationship	Nominal value	Weighted average interest rate after swaps	Swap maturity	Carrying Value at 30 June 2020	Carrying Value at 31 December 2019
	US$m		Year	US$m	US$m
Rio Tinto Finance plc Euro Bonds 2.0% due 2020(a)	526	3 month LIBOR +1.35%	2020	—	455
Rio Tinto Finance plc Euro Bonds 2.875% due 2024	546	3 month LIBOR +1.64%	2024	510	508
Rio Tinto Finance (USA) Limited Bonds 3.75% 2025	1,200	3 month LIBOR +1.39%	2025	1,313	1,229
Rio Tinto Finance (USA) Limited Bonds 7.125% 2028	750	3 month LIBOR +3.27%	2028	1,033	958
Alcan Inc. Debentures 7.25% due 2028	100	3 month LIBOR +5.43%	2024	109	104
Rio Tinto Finance plc Sterling Bonds 4.0% due 2029	807	3 month LIBOR +2.65%	2024	655	647
Alcan Inc. US$400m Debentures 7.25% due 2031(b)	400	3 month LIBOR +5.72%	2025	442	—
Alcan Inc. US$750m Global Notes 6.125% due 2033(b)	750	3 month LIBOR +5.67%	2025	747	—
Alcan Inc. US$300m Global Notes 5.75% due 2035(b)	300	3 month LIBOR +5.18%	2025	293	—
Rio Tinto Finance (USA) Limited Bonds 5.2% 2040	1,150	3 month LIBOR +3.79%	2022	1,179	1,137
Rio Tinto Finance (USA) plc Bonds 4.75% 2042	500	3 month LIBOR +3.42%	2023	506	483
Rio Tinto Finance (USA) plc Bonds 4.125% 2042	750	3 month LIBOR +2.83%	2023	750	716

(a)On 11 May 2020 we repaid, in full, the nominal amount of the Rio Tinto Finance plc Euro Bonds 2% due 2020

(b)In 2020 we entered into new swaps to convert the interest payable in relation to these bonds from fixed to floating rates.

Valuation hierarchy of financial instruments carried at fair value on a recurring basis
The table below shows the financial instruments carried at fair value by valuation method in accordance with IFRS 9 at 30 June 2020:

	Total US$m	Level 1(a)(i) US$m	Level 2(b)(i) US$m	Level 3(c)(i) US$m	Held at amortised cost US$m
Assets
Cash and cash equivalents(d)	6,269	4,338	—	—	1,931
Investments in equity shares and funds	51	20	—	31	—
Other investments, including loans(e)	2,819	2,544	—	198	77
Trade and other receivables(f)	2,314	7	892	—	1,415
	11,453	6,909	892	229	3,423
Derivatives (net)
Forward contracts: designated as hedges(g)	207	—	4	203	—
Forward contracts and option contracts, not designated as hedges(g)	152	3	16	133	—
Derivatives related to net debt(h)	163	—	163	—	—

Liabilities
Trade and other financial payables	(5,019)	—	(29)	—	(4,990)
Total	6,956	6,912	1,046	565	(1,567)
Financial instruments disclosures (continued)
The table below shows the financial instruments carried at fair value by valuation method in accordance with IFRS 9 at 31 December 2019:

	Total US$m	Level 1(a)(i) US$m	Level 2(b)(i) US$m	Level 3(c)(i) US$m	Held at amortised cost US$m
Assets
Cash and cash equivalents(d)	8,027	5,320	—	—	2,707
Investments in equity shares and funds	61	26	—	35	—
Other investments, including loans and pooled funds(e)	2,839	2,607	—	211	21
Trade and other financial receivables(f)	2,938	15	1,122	—	1,801
	13,865	7,968	1,122	246	4,529
Derivatives (net)
Forward contracts and option contracts: designated as hedges(g)	42	—	—	42	—
Forward contracts and option contracts, not designated as hedges(g)	120	—	25	95	—
Derivatives related to net debt(h)	(147)	—	(147)	—	—
Liabilities
Trade and other financial payables	(5,398)	—	(57)	—	(5,341)
Total	8,482	7,968	943	383	(812)

(a)Valuation is based on unadjusted quoted prices in active markets for identical financial instruments.
(b)Valuation is based on inputs that are observable for the financial instruments; which include quoted prices for similar instruments or identical instruments in markets which are not considered to be active, or inputs, either directly or indirectly based on observable market data.
(c)Valuation is based on inputs for the asset or liability that are not based on observable market data (unobservable inputs).
(d)Cash and cash equivalents include money market funds which are treated as fair value through profit or loss (‘FVPL’) under IFRS 9 with the fair value movements going into finance income.
(e)Other investments, including loans and pooled funds, comprise: cash deposits in rehabilitation funds, government bonds, managed investment funds and royalties. The royalties receivable are valued based on expected mine production as well as forward commodity prices.
(f)Trade receivables include provisionally priced invoices. The related Revenue is initially based on forward market selling prices for the quotation periods stipulated in the contracts with changes between the provisional price and the final price are recorded separately within Other revenue. The selling price can be measured reliably for the Group's products, as it operates in active and freely traded commodity markets. At 30 June 2020, US$780 million (31 December 2019: US$1,040 million) of provisionally priced receivables were recognised.
(g)Level 3 derivatives mainly consist of derivatives embedded in electricity purchase contracts linked to the LME with terms expiring between 2025 and 2029 (31 December 2019: 2025 and 2030). The embedded derivatives are measured using discounted cash flows and option model valuation techniques.
Financial instruments disclosures (continued)
(h)Interest rate and currency interest rate swaps are valued using applicable market quoted swap yield curves adjusted for relevant basis and credit default spreads. Currency interest rate swap valuations also use market quoted foreign exchange rates. A discounted cash flow approach is used to derive fair value from these inputs applied to the underlying cash flows.
(i)There were no material transfers between Level 1 and Level 2 or between Level 2 and Level 3 for the six months to 30 June 2020 or the year to 31 December 2019.

Level 3 Financial instruments

The table below shows the summary of changes in the fair value of the Group's Level 3 financial assets and financial liabilities for the six months to 30 June 2020.

30 June 2020
Level 3 Financial assets and liabilities	US$m
Opening balance	383
Currency translation adjustments	(12)
Total realised losses included in:
– net operating costs	(17)
Total unrealised gains included in:
– net operating costs	48
Total unrealised gains transferred into other comprehensive income	175
Disposals/maturity of financial instruments	(12)
Closing balance	565
Total gains included in the income statement for assets and liabilities held at period end	31

Sensitivity analysis in respect of level 3 financial instruments

Forward contracts and options whose fair value is determined using unobservable inputs are calculated using appropriate discounted cash flow and option model valuation techniques.
To value the long-term aluminium embedded derivatives, we use unobservable inputs when the term of the derivative extends beyond observable market prices. In 2020 and 2019, changing the level 3 inputs to reasonably possible alternative assumptions does not change the fair value significantly, taking into account the expected remaining term of contracts. The fair value of the long-term aluminium embedded derivatives is US$326 million at 30 June 2020 (31 December 2019: US$120 million),

We also have royalty receivables, with a carrying value of US$111 million (31 December 2019: US$124 million), arising from the sale of our coal assets in prior periods. These are classified as 'Other investments, including loans' within 'Other financial assets'. The fair values are determined using level 3 unobservable inputs.

The main unobservable input is the long-term coal price used over the life of the royalty receivable. A 15% increase in the coal spot price would result in a US$177 million increase (31 December 2019: US$214 million increase) in the carrying value. A 15% decrease in the coal spot price would result in a US$44 million decrease (31 December 2019: US$57 million decrease) in the carrying value. We have used a 15% assumption to calculate our exposure as it represents the annual coal price movement that we deem to be reasonably probable (on an annual basis over the long run).